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NO.  < < STOCKOPTIONNO > >


                                  ASK JEEVES, INC.
                             1996 EQUITY INCENTIVE PLAN

                               STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement"), is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between ASK JEEVES, INC., a California corporation (the "Company"), and the participant named below ("Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Equity Incentive Plan (the "Plan").

PARTICIPANT:                       < < NAME > >

ADDRESS:

TOTAL OPTION SHARES:

EXERCISE PRICE PER SHARE:          $

DATE OF GRANT:

VESTING COMMENCEMENT DATE:

EXPIRATION DATE:

TYPE OF STOCK OPTION:

(CHECK ONE):      [  ] INCENTIVE STOCK OPTION

             [  ] NONQUALIFIED STOCK OPTION
       1. GRANT OF OPTION. The Company hereby grants to Participant an option (the "Option") to purchase the total number of shares of Common Stock of the Company set forth above (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

       2.      EXERCISE PERIOD.

               2.1 EXERCISE PERIOD OF OPTION. Provided Participant continues to be an employee of the Company or any Subsidiary or Parent throughout the specified period, the Option shall become exercisable as to portions of the Shares as follows: (a) Twenty-five percent (25%) of the Shares subject to this Option shall vest on the first anniversary of the Vesting Commencement Date; and (b) 2.08333% of the Shares subject to this Option shall vest at the end of each month thereafter. If


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       application of the vesting percentage causes a fractional Share, such
       Share shall be rounded down to a whole Share.

               2.2    ACCELERATION OF VESTING

                      2.2.1 CORPORATE TRANSACTION. In the event of a "corporate transaction" as such transactions are set forth in Section 18.1 of the Plan (a "Corporate Transaction"), which occurs prior to the first anniversary of the Vesting Commencement Date, any and all Shares subject to this Option which would otherwise have vested under the terms of this Stock Option Agreement on the later of (i) the first anniversary of the First Vesting Date or
(ii) six months following the date of the Corporate Transaction, whether or not such Shares are fully vested on the effective date of such Corporate Transaction, shall automatically become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. In the event of a Corporate Transaction which occurs after the first anniversary of the First Vesting Date, subject to the terms and conditions of this Option Agreement, all additional Shares shall vest six (6) months earlier than the original vesting schedule applicable to such Shares as set forth in Section 2.1 above. In addition, in the event of a Corporate Transaction, UNLESS this Option is, in connection with the Corporate Transaction, either (i) assumed by the successor corporation or Parent thereof or (ii) replaced with a comparable Option with respect to shares of the capital stock of the successor corporation or Parent thereof, or (iii) replaced with a cash incentive program of the successor corporation which preserves the compensation element of this Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to this Option, THEN the balance of all Shares under this Agreement which do not become fully exercisable pursuant to the preceding sentence, shall automatically become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. The determination of Option comparability under clause (ii) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

                      (a) Effective upon the consummation of the Corporate Transaction, all outstanding Options hereunder shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

                      (b) The portion of any Incentive Stock Option accelerated under this Section 2.2.1 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

               2.3 EXPIRATION. This Option shall in any event expire no later than the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date, unless earlier terminated pursuant to this
Section 2.

       3.      TERMINATION.


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               3.1    TERMINATION FOR ANY REASON EXCEPT DEATH OR DISABILITY.
If Participant is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than three (3) months after the date of Termination, but in any event no later than the Expiration Date.

               3.2 TERMINATION BECAUSE OF DEATH OR DISABILITY. If Participant is Terminated because of death or Disability of Participant, the Option, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of Termination, but in any event no later than the Expiration Date.

               3.3 NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

       4.      MANNER OF EXERCISE.

               4.1 STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, INTER ALIA, Participant's election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

               4.2 LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

               4.3 PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where expressly approved by the Committee and where permitted by law:


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                      (a)     by cancellation of indebtedness of the Company to
the Participant;

                      (b) by waiver of compensation due or accrued to Participant for services rendered;

                      (c) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

                      (d)     by any combination of the foregoing.

               4.4 TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

               4.5 ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

       5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, and (2) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.


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       6.      COMPLIANCE WITH LAWS AND REGULATIONS.  The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

       7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

       8. TAX CONSEQUENCES. Set forth below is a brief summary as of the Date of Grant of some of the federal and state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

               8.1 EXERCISE OF ISO. If the Option qualifies as an ISO, there will be no regular federal or state income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

               8.2 EXERCISE OF NONQUALIFIED STOCK OPTION. If the Option does not qualify as an ISO, there may be a regular federal or state income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               8.3 DISPOSITION OF SHARES. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Date of


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Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

       9. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

       10. PUBLIC OFFERING LOCK-UP. For a period not to exceed one hundred eighty (180) days following the date of the first effective registration statement of the Company's common stock, Participant shall not sell, pledge or otherwise transfer any Shares to any person or entity. In addition, Participant agrees to execute, in connection with the initial public offering of the Company's securities, such other documents confirming and/or restating the "lock-up" provisions of this section.

       11. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

       12. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

       13. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or telecopier.

       14. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and


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assigns.

       15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

       16. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.


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       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Effective Date.

ASK JEEVES, INC.
A CALIFORNIA CORPORATION


BY:
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PARTICIPANT ACKNOWLEDGES AND UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), OR ANY APPLICABLE STATE LAW IN RELIANCE UPON ONE OR MORE SPECIFIC EXEMPTIONS CONTAINED IN THE ACT AND ANY APPLICABLE STATE LAW, WHICH MAY INCLUDE RELIANCE ON RULE 701 PROMULGATED UNDER THE ACT, IF AVAILABLE, OR WHICH MAY DEPEND UPON (I) PARTICIPANT'S BONA FIDE INVESTMENT INTENTION IN ACQUIRING THESE SECURITIES;
(II) PARTICIPANT'S INTENTION TO HOLD THESE SECURITIES IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS; (III) PARTICIPANT HAVING NO PRESENT INTENTION OF SELLING OR TRANSFERRING ANY PART THEREOF (RECOGNIZING THAT THE OPTION IS NOT TRANSFERABLE) IN VIOLATION OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS; AND
(IV) THERE BEING CERTAIN RESTRICTIONS ON TRANSFER OF THE SHARES SUBJECT TO THE OPTION;

PARTICIPANT UNDERSTANDS THAT THE SHARES SUBJECT TO THIS OPTION, IN ADDITION TO OTHER RESTRICTIONS ON TRANSFER, MUST BE HELD INDEFINITELY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE LAW, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE; THAT RULE 144, THE USUAL EXEMPTION FROM REGISTRATION UNDER THE ACT, IS ONLY AVAILABLE AFTER THE SATISFACTION OF CERTAIN HOLDING PERIODS AND IN THE PRESENCE OF A PUBLIC MARKET FOR THE SHARES; THAT THERE IS NO CERTAINTY THAT A PUBLIC MARKET FOR THE SHARES WILL EXIST, AND THAT OTHERWISE IT WILL BE NECESSARY THAT THE SHARES BE SOLD PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION WHICH MAY BE DIFFICULT TO SATISFY; AND

PARTICIPANT UNDERSTANDS THAT THE CERTIFICATE REPRESENTING THE SHARES WILL BEAR A LEGEND PROHIBITING THEIR TRANSFER IN THE ABSENCE OF THEIR REGISTRATION OR THE OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED.




DATED:                        SIGNED:
       ---------------------          -----------------------------------------
                                      OPTIONEE

                                      RESIDENCE ADDRESS:

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